Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                    Distribution Date: 7/15/2005

Section 5.2 - Supplement                                     Class A           Class B      Collateral               Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                              0.00             0.00             0.00                     0.00

(ii)    Monthly Interest Distributed                       2,740,833.33       160,416.67       144,739.58             3,045,989.58
        Deficiency Amounts                                         0.00             0.00                                      0.00
        Additional Interest                                        0.00             0.00                                      0.00
        Accrued and Unpaid Interest                                                                  0.00                     0.00

(iii)   Collections of Principal Receivables              82,292,340.90     4,675,701.19     6,545,981.66            93,514,023.75

(iv)    Collections of Finance Charge Receivables          6,812,673.14       387,083.70       541,917.18             7,741,674.03

(v)     Aggregate Amount of Principal Receivables                                                                32,441,678,244.66

                                Investor Interest        550,000,000.00    31,250,000.00    43,750,000.00           625,000,000.00
                                Adjusted Interest        550,000,000.00    31,250,000.00    43,750,000.00           625,000,000.00

                                              Series
        Floating Investor Percentage              1.93%           88.00%            5.00%            7.00%                  100.00%
        Fixed Investor Percentage                 1.93%           88.00%            5.00%            7.00%                  100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                  95.96%
                    30 to 59 days                                                                                             1.22%
                    60 to 89 days                                                                                             0.90%
                    90 or more days                                                                                           1.92%
                                                                                                                ------------------
                                Total Receivables                                                                           100.00%

(vii)   Investor Default Amount                            3,207,298.87       182,232.89       255,126.05             3,644,657.81

(viii)  Investor Charge-Offs                                       0.00             0.00             0.00                     0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                 0.00             0.00             0.00                     0.00

(x)     Net Servicing Fee                                    458,333.33        26,041.67        36,458.33               520,833.33

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        8.09%

(xii)   Portfolio Supplemented Yield                                                                                          8.09%

(xiii)  Reallocated Monthly Principal                                               0.00             0.00                     0.00

(xiv)   Closing Investor Interest (Class A Adjusted)     550,000,000.00    31,250,000.00    43,750,000.00           625,000,000.00

(xv)    LIBOR                                                                                                              3.22000%

(xvi)   Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xix)   Principal Investment Funding Shortfall                                                                                0.00

(xx)    Available Funds                                    6,360,940.63       361,042.03       505,458.85             7,227,441.51

(xxi)   Certificate Rate                                        5.98000%         6.16000%         3.97000%
-----------------------------------------------------------------------------------------------------------------------------------

      By:
             -------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                              Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                    Distribution Date: 7/15/2005

Section 5.2 - Supplement                                     Class A           Class B      Collateral               Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                              0.00             0.00             0.00                     0.00

(ii)    Monthly Interest Distributed                       2,434,132.89       141,813.47       108,422.16             2,684,368.52
        Deficiency Amounts                                         0.00             0.00                                      0.00
        Additional Interest                                        0.00             0.00                                      0.00
        Accrued and Unpaid Interest                                                                  0.00                     0.00

(iii)   Collections of Principal Receivables              61,641,900.87     3,502,362.03     4,903,492.50            70,047,755.40

(iv)    Collections of Finance Charge Receivables          5,103,100.95       289,947.37       405,941.69             5,798,990.00

(v)     Aggregate Amount of Principal Receivables                                                                32,441,678,244.66

                                Investor Interest        411,983,000.00    23,408,000.00    32,772,440.86           468,163,440.86
                                Adjusted Interest        411,983,000.00    23,408,000.00    32,772,440.86           468,163,440.86

                                              Series
        Floating Investor Percentage              1.44%           88.00%            5.00%            7.00%                  100.00%
        Fixed Investor Percentage                 1.44%           88.00%            5.00%            7.00%                  100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                             Current                                                                                         95.96%
                             30 to 59 days                                                                                    1.22%
                             60 to 89 days                                                                                    0.90%
                             90 or more days                                                                                  1.92%
                                                                                                               -------------------
                                Total Receivables                                                                           100.00%

(vii)   Investor Default Amount                            2,402,459.29       136,502.64       191,110.93             2,730,072.86

(viii)  Investor Charge-Offs                                       0.00             0.00             0.00                     0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                 0.00             0.00             0.00                     0.00

(x)     Net Servicing Fee                                    343,319.17        19,506.67        27,310.37               390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        8.08%

(xii)   Portfolio Supplemented Yield                                                                                          9.09%

(xiii)  Reallocated Monthly Principal                                               0.00             0.00                     0.00

(xiv)   Closing Investor Interest (Class A Adjusted)     411,983,000.00    23,408,000.00    32,772,440.86           468,163,440.86

(xv)    LIBOR                                                                                                              3.22000%

(xvi)   Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xix)   Principal Investment Funding Shortfall                                                                                0.00

(xx)    Available Funds                                    4,762,443.42       270,440.70       378,631.32             5,411,515.44

(xxi)   Certificate Rate                                        7.09000%         7.27000%         3.97000%
-----------------------------------------------------------------------------------------------------------------------------------

      By:
             -------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President